UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material under 240.14a-12

PHIO PHARMACEUTICALS CORP.

(Name of Registrant as Specified In Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

257 Simarano Drive, Suite 101

Marlborough, MA 01752

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on August 9, 2022

Dear Stockholder:

You are cordially invited to attend the 2022 Annual Meeting of Stockholders (the “Annual Meeting”) of Phio Pharmaceuticals Corp., a Delaware corporation (the “Company”), which will be held on August 9, 2022, at 2:00 p.m. (Eastern Time). The meeting will be a completely virtual meeting of stockholders. You can attend the meeting by visiting meetnow.global/MGJ79QN where you will be able to listen to the meeting live, submit questions, view the stockholder list, and vote online. Because the meeting is completely virtual and being conducted via the internet, stockholders will not be able to attend the meeting in person physically.

Only stockholders who held stock at the close of business on the record date, June 17, 2022, may vote at the Annual Meeting, including any adjournment or postponement thereof. At the Annual Meeting, you will be asked to consider and vote upon:

(1)	the election of the six director nominees named in the accompanying Proxy Statement;
(2)	the ratification of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022;
(3)	an advisory (non-binding) vote to approve the Company’s executive compensation; and

(4)	the transaction of any other business that may properly come before the meeting or any adjournment thereof. Pursuant to the Company’s bylaws, no other items of business are expected to be considered at the meeting and no other director nominees will be entertained.

The accompanying Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting. After careful consideration, our Board of Directors has unanimously approved the proposals and recommends that you vote FOR each nominee and proposal described in the Proxy Statement.

We are pleased to make use of the Securities and Exchange Commission rules that allow companies to furnish proxy materials to their stockholders via the Internet. We believe the ability to deliver proxy materials electronically allows us to provide our stockholders with the information they need, while lowering the costs of delivery and reducing the environmental impact from the distribution of our Annual Meeting materials.

We look forward to seeing you at the Annual Meeting.

Sincerely,

/s/Geert Cauwenbergh
Geert Cauwenbergh, Dr. Med. Sc.
Principal Executive and Financial Officer, Director

June 30, 2022

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE VOTE VIA THE INTERNET OR OVER THE TELEPHONE AS INSTRUCTED IN THE NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS AND ON THE ENCLOSED PROXY CARD OR, IF YOU REQUESTED AND RECEIVED A PRINTED COPY OF THE PROXY STATEMENT, COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD USING THE ENCLOSED RETURN ENVELOPE, AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE AT THE MEETING IF YOU ATTEND THE MEETING VIRTUALLY. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A LEGAL PROXY FROM THAT INTERMEDIARY.

257 Simarano Drive, Suite 101

Marlborough, MA 01752

PROXY STATEMENT FOR

2022 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 9, 2022

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of Phio Pharmaceuticals Corp. (“Phio” or the “Company”) for use at the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”). The Company will hold the Annual Meeting virtually on Tuesday, August 9, 2022 at 2:00 p.m. (Eastern Time). You can attend the Annual Meeting by visiting meetnow.global/MGJ79QN, where you will be able to listen to the meeting live, submit questions and vote online. To participate in the Annual Meeting, you will need the control number included on your Notice or proxy card. Because the Annual Meeting is completely virtual and being conducted via the internet, stockholders will not be able to attend the meeting in person physically.

The Company anticipates that the Notice Regarding the Availability of Proxy Materials (the “Notice”) in connection with this Proxy Statement will first be mailed on or about June 30, 2022 to all stockholders entitled to vote at the Annual Meeting and we will post our proxy materials on the website referenced in the Notice. The Notice instructs you as to how you may access and review important information contained in the proxy materials. The Notice also instructs you on how you may submit your proxy via the Internet. If you receive a Notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice.

For a proxy to be effective, it must be properly executed and received prior to the Annual Meeting. Each proxy properly tendered will, unless otherwise directed by the stockholder, be voted for the proposals and nominees described in this Proxy Statement and at the discretion of the proxy holder(s) with regard to all other matters that may properly come before the meeting.

The Company will pay all of the costs of soliciting proxies. We will provide copies of our proxy materials to brokerage firms, fiduciaries and custodians for forwarding to beneficial owners who request printed copies of these materials and will reimburse these persons for their costs of forwarding these materials. Our directors, officers and employees may also solicit proxies by telephone, facsimile or personal solicitation; however, we will not pay them additional compensation for any of these services.

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Shares Outstanding and Voting Rights

Only holders of record of our Company’s common stock, par value $0.0001 per share (the “Common Stock”) at the close of business on June 17, 2022 (the “Record Date”), are entitled to notice of and to vote at the Annual Meeting. On the Record Date, 13,658,722 shares of common stock were issued and outstanding. Each share of common stock is entitled to one vote on all matters to be voted upon at the Annual Meeting. Holders of Common Stock do not have the right to cumulative voting in the election of directors. The presence, in person virtually or by proxy, of the holders of at least one-third of the outstanding shares on the Record Date will constitute a quorum for the transaction of business at the Annual Meeting and any adjournment or postponement thereof.

Persons who hold shares of our Common Stock directly on the Record Date (“record holders”) must return a proxy card or attend the Annual Meeting in person virtually in order to vote on the proposals. Persons who hold shares of our Common Stock indirectly on the Record Date through a brokerage firm, bank or other financial institution (“beneficial holders”) must return a voting instruction form to have their shares voted on their behalf. Brokerage firms, banks or other financial institutions that do not receive voting instructions from beneficial holders may either vote these shares on behalf of the beneficial holders on certain “routine” matters or return a proxy leaving these shares un-voted (a “broker non-vote”).

Abstentions and broker non-votes (if any) will be counted for the purpose of determining the presence or absence of a quorum, but will not be counted for the purpose of determining the number of votes cast on a given proposal. The required vote for each of the proposals expected to be acted upon at the Annual Meeting is described below:

Proposal No. 1 — Election of directors. Directors are elected by a plurality, with the six nominees obtaining the most votes being elected. Because there is no minimum vote required, votes withheld and broker non-votes (if any) will be entirely excluded from the vote and will have no effect on its outcome.

Proposal No. 2 — Ratification of independent registered public accounting firm. This proposal must be approved by a majority of the votes cast on the matter affirmatively or negatively. As a result, abstentions and broker non-votes (if any) will be entirely excluded from the vote and will have no effect on its outcome.

Proposal No. 3 — Advisory (non-binding) vote to approve executive compensation. This proposal must be approved by a majority of the votes cast on the matter affirmatively or negatively. As a result, abstentions and broker non-votes (if any) will be entirely excluded from the vote and will have no effect on its outcome.

We encourage you to vote by proxy, whether via telephone, through the Internet or mailing an executed proxy card. By voting in advance of the Annual Meeting, this ensures that your shares will be voted and reduces the likelihood that the Company will be forced to incur additional expenses soliciting proxies for the Annual Meeting. Any record holder of our Common Stock may attend the Annual Meeting in person virtually and may revoke the enclosed form of proxy at any time by:

•	executing and delivering to the Corporate Secretary a later-dated proxy;

•	delivering a written revocation to the Corporate Secretary before the meeting; or

•	voting in person virtually at the Annual Meeting.

Beneficial holders of our Common Stock who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution for information on how to do so. Beneficial holders who wish to attend the Annual Meeting and vote in person virtually should contact their brokerage firm, bank or other financial institution holding shares of our Common Stock on their behalf in order to obtain a “legal proxy,” which will allow them to both attend the Annual Meeting and vote in person virtually. Without a legal proxy, beneficial holders cannot vote at the Annual Meeting because their brokerage firm, bank or other financial institution may have already voted or returned a broker non-vote on their behalf.

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Virtually Attending the Annual Meeting

You will be able to attend the Annual Meeting online, submit your questions during the meeting and vote your shares electronically at the meeting by visiting meetnow.global/MGJ79QN. Because the Annual Meeting is completely virtual and being conducted via the internet, stockholders will not be able to attend the meeting in person physically. However, we have designed the meeting to provide stockholders with the same rights and opportunities to participate as they would have at an in-person meeting. To participate in the Annual Meeting, you will need the control number included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below. The Annual Meeting webcast will begin promptly at 2:00 p.m. (Eastern Time). We encourage you to access the meeting prior to the start time. Online check-in will begin at 1:50 p.m. (Eastern Time), and you should allow ample time for the check-in procedures.

We expect that the virtual meeting platform will be supported across Microsoft Edge, Firefox, Chrome and Safari browsers and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note that Internet Explorer is no longer supported. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. A link on the meeting page will provide further assistance should you need it or you may call 1-888-724-2416 or 1-781-575-2748.

If you are a registered shareholder (i.e. you hold your shares through our transfer agent, Computershare Trust Company, N.A. (“Computershare”)), you do not need to register to attend the Annual Meeting virtually on the internet. Please follow the instructions on the Notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Annual Meeting virtually on the internet. To register to attend the Annual Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your Company holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on August 3, 2022. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed by (i) email to legalproxy@computershare.com, with a forward of the email from your broker, or attach an image of your legal proxy or (ii) mail to Computershare, Phio Pharmaceuticals Corp. Legal Proxy, P.O. Box 43001, Providence, Rhode Island 02940-3001.

You may submit questions at the Annual Meeting through any of the following methods:

Prior to the Annual Meeting, by logging on to meetnow.global/MGJ79QN using the control number included on your Notice, proxy card or on the instructions that accompanied your proxy materials or accessing the site via your email. You can then click on the “Messages” icon on the right-hand side of the page. A pop-up window will appear where you may type your question in the text box. Once done, click “Submit” to submit your question, after which a confirmation message will be displayed.

During the Annual Meeting, by accessing the meeting website above using the control number included on your Notice, proxy card or on the instructions that accompanied your proxy materials. You can then submit a live text question by clicking the “Messages” icon on the right-hand side of the page where you may type your question in the text box by typing in the “Ask a Question” box.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

The Amended and Restated Bylaws of the Company (the “Bylaws”) provide that the number of directors shall be fixed solely by resolution adopted from time to time by a majority of the directors then in office. The total Board size is currently fixed at seven directors. Currently, the directors (whose terms expire at the Annual Meeting) are Robert J. Bitterman, Patricia A. Bradford, Geert Cauwenbergh, Dr. Med. Sc., H. Paul Dorman, Robert L. Ferrara, Jonathan E. Freeman, Ph.D. and Curtis A. Lockshin, Ph.D. Mr. Dorman will not be standing for reelection at the 2022 Annual Meeting, and effective upon the election of directors at the Annual Meeting the Board size will be reduced to six directors. Gerrit Dispersyn, Dr. Med. Sc., resigned as a director effective May 5, 2022 in connection with his departure from his role as President and Chief Executive Officer of the Company.

As described below, the Board has nominated Drs. Cauwenbergh, Freeman and Lockshin, Ms. Bradford, and Messrs. Bitterman and Ferrara for reelection, as directors at the Annual Meeting. All nominees were most recently elected by stockholders at the 2021 Annual Meeting, except for Ms. Bradford who was appointed to the Board in April 2022, and all nominees have indicated their willingness to serve if elected. Directors elected at the Annual Meeting will hold office until the 2023 Annual Meeting of Stockholders and until their successors are elected and qualified, unless they resign or their seats become vacant due to death, removal or other cause in accordance with the Bylaws. Should any nominee become unavailable for election at the Annual Meeting, the persons named on the enclosed proxy as proxy holders may vote all proxies given in response to this solicitation for the election of a substitute nominee chosen by the Board or the Board may reduce its size.

Nomination of Directors

The Nominating Committee reviews and recommends to the Board potential nominees for election to the Board. In reviewing potential nominees, the Nominating Committee considers the qualifications of each potential nominee in light of the Board’s existing and desired mix of experience and expertise. The Nominating Committee considers many factors when making a determination to nominate a candidate for a director position on the Board, such as integrity and character, prior business experience, including experience relating to the biotechnology industry, financial literacy and the nominee’s willingness to commit substantial time to the Company. After reviewing the qualifications of potential Board candidates, the Nominating Committee presents its recommendations to the Board, which selects the final director nominees. Upon the recommendation of the Nominating Committee, the Board nominated Drs. Cauwenbergh, Freeman and Lockshin, Ms. Bradford and Messrs. Bitterman and Ferrara for reelection. The Company did not pay any fees to any third parties to identify or assist in identifying or evaluating nominees for the Annual Meeting. Ms. Bradford’s candidacy as a director was recommended to the Nominating Committee by an independent director.

The Nominating Committee considers stockholder nominees using the same criteria set forth above. Stockholders who wish to present a potential nominee to the Nominating Committee for consideration for election at a future annual meeting of stockholders must provide the Nominating Committee with notice of the nomination and certain information regarding the candidate within the time periods set forth below under the caption “Stockholder Proposals.”

Board Diversity

Although the Nominating Committee considers whether nominees assist in achieving a mix of Board members that represents a diversity of background and experience, including but not limited to race, gender or national origin, we have no formal policy regarding Board diversity. The Nominating Committee assesses its effectiveness in achieving these goals in the course of assessing director candidates, which is an ongoing process.

In August 2021, the SEC adopted Nasdaq’s proposal that requires listed companies to provide diversity statistical information about their boards of directors, in the form of the table below. The following table summarizes certain self-identified demographic characteristics of our directors, in accordance with Nasdaq Listing Rules 5605(f) and 5606. Each term used in the table has the meaning given to it in the Nasdaq Listing Rules and related instructions.

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Board Diversity Matrix (As of June 30, 2022)
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	1	6	0	0
Part II: Demographic Background
African American or Black	0	0	0	0
Alaskan Native or Native American	0	0	0	0
Asian	0	0	0	0
Hispanic or Latinx	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0
White	1	6	0	0
Two or More Races or Ethnicities	0	0	0	0
LGBTQ+	0
Did Not Disclose Demographic Background	0

Directors Nominated for Election

The Nominating Committee has recommended and the Board has nominated Drs. Cauwenbergh, Freeman and Lockshin, Ms. Bradford and Messrs. Bitterman and Ferrara to be reelected as directors at the Annual Meeting. The following table sets forth the following information for these nominees: the year each was first elected a director of the Company, if applicable; their respective ages as of the date of filing of this Proxy Statement; the positions currently held with the Company, if any, and the year their current term will expire, if applicable:

Nominee / Director Name and Year First Became a Director	Age	Position(s) with the Company	Year Current Term Expires
Nominees for Directors:
Robert J. Bitterman (2012)	71	Chairman of the Board of Directors	2022
Patricia A. Bradford (2022)	71	Director	2022
Geert Cauwenbergh, Dr. Med. Sc. (2012)	68	Principal Executive and Financial Officer, Director	2022
Robert L. Ferrara (2019)	71	Director	2022
Jonathan E. Freeman, Ph.D. (2017)	54	Director	2022
Curtis A. Lockshin, Ph.D. (2013)	62	Director	2022

5

Robert J. Bitterman has served as a member and the Chairman of our Board since 2012. Mr. Bitterman served as the President and Chief Executive Officer of Cutanea Life Sciences, Inc., a private company he founded in 2005 that focused on developing innovative technologies to treat diseases and disorders of the skin and subcutaneous tissue, until its acquisition by Biofrontera, Inc., USA in March 2019. Prior to his role at Cutanea Life Sciences, Inc., Mr. Bitterman also held the position of President and Chief Executive Officer of Isolagen, Inc., President and General Manager of Dermik Laboratories and various positions of increasing responsibility in financial and commercial capacities within Aventis S.A. Mr. Bitterman holds an A.B. degree in Economics from The College of the Holy Cross and a Master of Business Administration degree from Boston University. He also holds a Doctor of Humane Letters (Honoris Causa) from the New York College of Podiatric Medicine. Our Nominating Committee believes that Mr. Bitterman is qualified to serve as a member of our Board of Directors due to his executive leadership and his experience in the pharmaceutical industry.

Patricia A. Bradford has served as a member of our Board since 2022. Ms. Bradford served as Senior Vice President Global Human Resources at Unisys Corporation, a global information technology solutions company, where her total service at Unisys spanned from 1982 until her retirement in 2013. Ms. Bradford strategically globally led all human resource programs and initiatives including talent management at multiple levels of the organization, strengthening the global management team. Ms. Bradford’s roles at Unisys progressively included all areas of Human Resources, including an overseas assignment at the Unisys European headquarters where she provided human resources leadership to the region. Prior to Unisys, Ms. Bradford was employed by Deloitte, an audit, consulting, tax, and advisory services firm, from 1978 to 1982. Ms. Bradford currently maintains a consulting practice focused on individual coaching for senior executives and high potential employees recommended by management. Ms. Bradford received a B.S. degree with an emphasis on accounting and statistics from Walsh College and is a Certified Public Accountant. Our Nominating Committee believes that Ms. Bradford is qualified to serve as a member of our Board of Directors due to her executive leadership experience, global business perspective, and human capital management and financial backgrounds.

Geert Cauwenbergh, Dr. Med. Sc. has served as a member of our Board since 2012 and as our Interim Principal Executive and Financial Officer since May 2022. He previously served as our President and Chief Executive Officer from April 2012 to November 2018, and as our Chief Executive Officer from November 2018 until his retirement in March 2019. Dr. Cauwenbergh served as Chairman and Chief Executive Officer of RHEI Pharmaceuticals, Inc., a private company that develops and commercializes proprietary drug therapies, from 2008 to 2011. In 2001, Dr. Cauwenbergh founded Barrier Therapeutics, Inc., a biopharmaceutical company focused on dermatology drug development, until its acquisition by Stiefel Laboratories, Inc. in 2008. Prior to Barrier Therapeutics, Inc. Dr. Cauwenbergh was employed by Johnson & Johnson for 23 years where he held a number of ascending senior management positions. He currently serves as a director of Legacy Health Care (Switzerland). Dr. Cauwenbergh received his Doctorate in Medical Sciences from the Catholic University of Leuven, Faculty of Medicine (Belgium), where he also completed his masters and undergraduate work. Our Nominating Committee believes that Dr. Cauwenbergh is qualified to serve as a member of our Board of Directors due to his executive leadership and extensive knowledge and experience in the biotechnology industry.

Robert L. Ferrara has served as a member of our Board since 2019. He most recently served as the Chief Financial Officer of Cutanea Life Sciences, Inc., a private company focused on developing innovative technologies to treat diseases and disorders of the skin and subcutaneous tissue, from January 2012 to June 2019. Prior to Cutanea, Mr. Ferrara served as the Chief Financial Officer of Storeroom Solutions Inc., a venture capital financed, technology enhanced, integrated supply chain solutions company, from 2004 to 2011, and NER Data Products, Inc., an IT service management company, from 2000 to 2003, as well as holding other senior level financial positions in national and international public companies in the greater Philadelphia area. Mr. Ferrara received a B.S. in Accounting from Lehigh University and is a Certified Public Accountant. Our Nominating Committee believes that Mr. Ferrara is qualified to serve as a member of our Board of Directors due to his financial expertise and his extensive experience in both publicly traded and venture capital backed companies in a variety of industries, including the life sciences.

6

Jonathan E. Freeman, Ph.D. has served has a member of our Board since 2017. Dr. Freeman currently serves as the Chief Operating Officer of Anthos Therapeutics Inc., a clinical-stage biopharmaceutical company developing therapies for cardiovascular patients. Anthos Therapeutics Inc. was launched by Novartis and Blackstone Life Sciences, a private investment firm, where Dr. Freeman has also served as a Senior Advisor since July 2018. From 2017 to June 2018, Dr. Freeman held the position of Chief Business Officer of Vedanta Biosciences, a clinical-stage company developing therapies for immune-mediated diseases. Prior to his role with Vedanta Biosciences, Dr. Freeman was the Senior Vice President of Strategy and Portfolio Management and Head of Business Development and Licensing at Merck KGaA, a leading science and technology company, from 2008 to 2016. Dr. Freeman received a Ph.D. in Molecular Pharmacology and Drug Metabolism from the Imperial Cancer Research Fund (now CRUK), an M.A. and First Class Honours in Biochemistry from Cambridge University and a MBA with a finance major from Webster, St. Louis. Our Nominating Committee believes that Dr. Freeman is qualified to serve as a member of our Board of Directors due to his executive leadership and his background in immunology.

Curtis A. Lockshin, Ph.D. has served as a member of our Board since 2013. Dr. Lockshin currently serves as the Chief Scientific Officer of Xenetic Biosciences, Inc., a biopharmaceutical company focused on the development of novel oncology therapeutics. Prior to this appointment, Dr. Lockshin served as Xenetic Biosciences, Inc.’s Vice President of Research and Operations from March 2014 to January 2017. From July 2016 to December 2016, Dr. Lockshin served as Chief Technical Officer of VBI Vaccines, Inc., a company developing vaccines in infectious disease and immuno-oncology. VBI Vaccines, Inc. merged with SciVac Therapeutics, Inc. and its subsidiary SciVac, Ltd., a commercial-stage biologics and vaccine company, in July 2016 where Dr. Lockshin had served as its Chief Executive Officer and director since September 2014. Since May 2013, Dr. Lockshin has also served as President and Chief Executive Officer of Guardum Pharmaceuticals, LLC, a private pharmaceutical company. Dr. Lockshin holds a S.B. degree in Life Sciences and a Ph.D. in Biological Chemistry from the Massachusetts Institute of Technology. Our Nominating Committee believes that Dr. Lockshin is qualified to serve as a member of our Board of Directors due to his scientific background, his significant industry knowledge and management experience.

Vote Required

The six nominees who receive the greatest number of affirmative votes of the shares cast will be elected as directors. Any shares that are not voted, whether by votes withheld, broker non-votes (if any) or otherwise, will not affect the election of directors. Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR the election of the nominees named in this Proxy Statement.

THE BOARD RECOMMENDS A VOTE “FOR”

THE NOMINEES IDENTIFIED ABOVE.

7

PROPOSAL NO. 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Our Audit Committee has selected BDO USA, LLP (“BDO”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022, and has further directed that we submit the selection of BDO for ratification by our stockholders at the Annual Meeting.

The Company is not required to submit the selection of our independent registered public accounting firm for stockholder approval. However, if the stockholders do not ratify this selection, the Audit Committee will reconsider its selection of BDO. Even if the selection is ratified, our Audit Committee may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that the change would be in the best interests of the Company.

The Audit Committee reviews and pre-approves all audit and non-audit services performed by its independent registered public accounting firm, as well as the fees charged for such services. All fees incurred in fiscal years 2021 and 2020 for services rendered by BDO were approved in accordance with these policies. In its review of non-audit service fees, the Audit Committee considers, among other things, the possible impact of the performance of such services on the auditor’s independence. Additional information concerning the Audit Committee and its activities can be found in the “Board Committees” section of this Proxy Statement.

Representatives of BDO are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and will be available to respond to appropriate stockholder questions.

Fees for Independent Registered Public Accounting Firm

The following is a summary of the fees billed and expected to be billed to the Company by BDO for professional services rendered for the fiscal years ended December 31, 2021 and 2020.

	2021	2020
Audit Fees	$187,352	$246,494
Audit-Related Fees	–	–
Tax Fees	36,250	–
All Other Fees	–	–
Total All Fees:	$223,602	$246,494

Audit Fees consist of fees for the audit of the Company’s financial statements included in our annual reports on Form 10-K, the review of the Company’s financial statements included in our quarterly reports on Form 10-Q and other statutory and regulatory filings, including auditor consents.

Audit-Related Fees consist of fees billed for assurance and related services that are also performed by our independent registered public accounting firm.

Tax Fees consist of services rendered for tax compliance, tax advice and tax planning.

Recommendation

The Board recommends a vote “FOR” the ratification of BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2022. Proxies will be so voted unless stockholders specify otherwise in their proxies.

Vote Required

Ratification of the selection of the independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the matter affirmatively or negatively. Abstentions and broker non-votes (if any) will be entirely excluded from the vote and will have no effect on its outcome.

THE BOARD RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

8

PROPOSAL NO. 3

ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION

The advisory vote to approve executive compensation (“say-on-pay”) is a non-binding vote on the compensation of the Company’s “named executive officers” described in the Executive Compensation section, the tabular disclosure regarding such compensation and the accompanying narrative disclosure, set forth in this Proxy Statement. The advisory vote to approve executive compensation is not a vote on the Company’s general compensation policies, compensation of the Company’s Board or the Company’s compensation policies as they relate to risk management. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) requires the Company to hold the advisory vote to approve executive compensation at least once every three years.

Our philosophy in setting compensation policies for executive officers has two fundamental objectives: (1) to attract and retain a highly-skilled team of executives and (2) to align our executives’ interests with those of our stockholders by rewarding short-term and long-term performance and tying compensation to increases in stockholder value. The Compensation Committee believes that executive compensation should be directly linked both to continuous improvements in corporate performance (so-called “pay for performance”) and accomplishments that are expected to increase stockholder value.

The vote under this Proposal No. 3 is advisory, and therefore not binding on the Company, the Board or our Compensation Committee. However, our Board, including our Compensation Committee, values the opinions of our stockholders and, to the extent there is any significant vote against the executive officer compensation as disclosed in this Proxy Statement, we will consider our stockholders’ concerns and evaluate what actions may be appropriate to address those concerns. Our Board has adopted a policy providing for “say-on-pay” advisory votes once every three years. Unless the Board modifies its policy on the frequency of holding “say-on-pay” advisory votes, the next “say-on-pay” advisory vote will occur in 2025.

Stockholders will be asked at the Annual Meeting to approve the following resolution pursuant to this Proposal No. 3:

RESOLVED, that the stockholders of the Company approve, on an advisory basis, the compensation of the Company’s “named executive officers” as such compensation is described in the Executive Compensation section, including the tabular disclosure regarding such compensation and the accompanying narrative disclosure, set forth in the Company’s definitive Proxy Statement for the 2022 Annual Meeting of Stockholders.

Recommendation

The Board of Directors recommends a vote “FOR” approval of the foregoing resolution. Proxies will be so voted unless stockholders specify otherwise in their proxies.

Vote Required

This proposal will be approved if it receives the affirmative vote of a majority of the votes cast on the matter affirmatively or negatively. As a result, abstentions and broker non-votes (if any) will be entirely excluded from the vote and will have no effect on its outcome.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 3.

9

CORPORATE GOVERNANCE

Director Independence

We believe that the Company benefits from having a strong and independent Board. For a director to be considered independent, the Board must determine that the director does not have any direct or indirect material relationship with the Company that would affect his or her exercise of independent judgment. On an annual basis, the Board reviews the independence of all directors under the applicable Nasdaq listing standards. The Company also considers each director’s affiliations with the Company and members of management, as well as significant holdings of Company securities. This review considers all known relevant facts and circumstances in making an independence determination. Based on this review, the Board has made an affirmative determination that all directors are independent, other than our former President and Chief Executive Officer and Dr. Cauwenbergh. It was determined that Dr. Cauwenbergh is not currently independent under the applicable Nasdaq listing standards because of his role as the Company’s Interim Principal Executive and Financial Officer.

In addition, Nasdaq listing standards require that, subject to specified exceptions, each member of our Audit, Compensation, Governance and Nominating Committees be independent and that our Audit Committee members also satisfy independence criteria set forth in Rule 10A-3 under the Exchange Act. Our Board has determined that all members of the Audit Committee, Compensation Committee, Governance Committee, and Nominating Committee are independent under the applicable Nasdaq listing standards and the Exchange Act.

Prohibition Against Pledging or Hedging PHIO Securities

Consistent with our Insider Trading Policy, we prohibit our directors, officers, employees and consultants from pledging our Common Stock or other securities and engaging in hedging transactions with respect to our securities. Our policies specifically prohibit our executive officers and non-employee directors from holding our securities in any margin account for investment purposes or otherwise using our securities as collateral for a loan. Our policy also prohibits transactions in publicly traded options of our securities, such as puts, calls, and other derivative securities, and engaging in short sales of our stock and other similar transactions that could be used to hedge or offset any decrease in the value of our securities.

Code of Business Conduct and Ethics

We have adopted a Code of Business Conduct and Ethics that applies to all employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. Our Code of Business Conduct and Ethics, as well as other corporate governance materials, is located on our website at www.phiopharma.com. Waivers of our Code of Business Conduct and Ethics may only be granted by the Board or our Nominating and Governance Committee. We intend to disclose on our website any amendments to, or waivers from, the Code of Business Conduct and Ethics that are required to be disclosed pursuant to the disclosure requirements of Item 5.05 of Form 8-K within four business days following the date of the amendment or waiver.

Stockholder Communications

Generally, stockholders who have questions or concerns regarding the Company should contact our Investor Relations department at (508) 767-3861. However, any stockholders who wish to address questions regarding the business or affairs of the Company directly with the Board, or any individual director, should direct his or her questions in writing to the Chairman of the Board, Phio Pharmaceuticals Corp., 257 Simarano Drive, Suite 101, Marlborough, MA 01752. Upon receipt of any such communications, the correspondence will be directed to the appropriate person, including individual directors.

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BOARD OF DIRECTORS AND COMMITTEES

During fiscal year 2021, our Board met nine times. No director attended fewer than 79% of the aggregate of the meetings of the Board and meetings of the committees of which such person was a member in our last fiscal year. The Board has four standing committees: an Audit Committee, a Compensation Committee, a Governance Committee, and a Nominating Committee. All members of the Audit, Compensation, Governance, and Nominating Committees are non-employee directors who are deemed independent.

Although the Company has no formal policies regarding director attendance at annual meetings, it does expect that all members of the Board will attend the Annual Meeting. Five of our directors attended the 2021 Annual Meeting of Stockholders.

Board Leadership Structure and Role in Risk Oversight

The positions of Chairman of the Board and Chief Executive Officer are separated, which allows our Chief Executive Officer to focus on our day-to-day business, while allowing the Chairman of the Board to lead the Board in its fundamental role of providing advice to and independent oversight of management. Our Board recognizes the time, effort and energy that the Chief Executive Officer is required to devote to his or her position in the current business environment, as well as the commitment required to serve as our Chairman. Our Board also believes that this structure ensures a greater role for the independent directors in the oversight of our Company and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of our Board. Our Board believes its administration of its risk oversight function has not affected its leadership structure. Following the departure of our Chief Executive Officer in May 2022, Dr. Cauwenbergh is serving as the Company’s Interim Principal Executive and Financial Officer while the Board undertakes a search for a new Chief Executive Officer.

While our Bylaws do not require that our Chairman and Chief Executive Officer positions be separate, our Board believes that having separate positions and having an independent outside director serve as Chairman is the appropriate leadership structure for us at this time and demonstrates our commitment to good corporate governance. Our separated Chairman and Chief Executive Officer positions are augmented by our independent Board committees that provide appropriate oversight in the areas described below. At executive sessions of independent directors, these directors speak candidly on any matter of interest, which may be with or without the Chief Executive Officer present. The independent directors meet separately in executive session on at least an annual basis to discuss matters relating to the Company and the Board, without members of the management team present. We believe this structure provides consistent and effective oversight of our management and the Company. The Board met in executive session two times in 2021.

The Board has overall responsibility for the oversight of the Company’s risk management process, which is designed to support the achievement of organizational objectives, including strategic objectives, to improve long-term organizational performance and enhance stockholder value. Risk management includes not only understanding company-specific risks and the steps management implements to manage those risks, but also what level of risk is acceptable and appropriate for the Company. Management is responsible for establishing our business strategy, identifying and assessing the related risks and implementing appropriate risk management practices. The Board periodically reviews our business strategy and management’s assessment of the related risk, and discusses with management the appropriate level of risk for the Company. The Board also delegates oversight to Board committees to oversee selected elements of risk as set forth below.

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Board Committees

Audit Committee. As of the Record Date, the Audit Committee was comprised of Messr. Ferrara (Chair), Ms. Bradford and Dr. Freeman. The Audit Committee selects and appoints the Company’s independent registered public accounting firm, reviews and oversees the process for monitoring auditor independence, discusses and reviews independent registered public accounting firm reports and management letters, and oversees and evaluates the performance of the independent registered public accounting firm. The Audit Committee also pre-approves audit, review and non-audit services provided by our independent registered public accounting firm. The Audit Committee oversees and reviews the integrity of the Company’s accounting and financial reporting policies, internal control systems and the Company’s interim and annual financial statements. In addition, the Audit Committee reviews our compliance with legal and regulatory requirements, reviews related party transactions, investigates any matters pertaining to integrity of management, reviews financial reporting and accounting standards, reviews the adequacy of our internal controls, meets with officers as necessary, and performs other duties as specified in the Audit Committee Charter. All members of the Audit Committee satisfy the current independence and experience requirements of Rule 10A-3 of the Exchange Act and the current Nasdaq independence standards, and the Board has determined that Mr. Ferrara is an “audit committee financial expert,” as the SEC has defined that term in Item 407 of Regulation S-K. The Audit Committee met four times in fiscal year 2021.

Compensation Committee. As of the Record Date, the Compensation Committee was comprised of Messrs. Bitterman (Chair) and Ferrara and Dr. Lockshin. The Compensation Committee determines compensation levels for the Company’s executive officers and directors, oversees administration of the Company’s equity compensation plans and performs other duties regarding compensation for employees and consultants as the Board may delegate from time to time. Our Chief Executive Officer makes recommendations to the Compensation Committee regarding the corporate and individual performance goals and objectives relevant to executive compensation and executives’ performance in light of such goals and objectives and recommends other executives’ compensation levels to the Compensation Committee based on such evaluations. The Compensation Committee considers these recommendations and then makes an independent decision regarding officer compensation levels and awards. All members of the Compensation Committee satisfy the current Nasdaq independence standards, and each member of the Committee qualifies as an “outside director” Rule 16b-3 of the Exchange Act, respectively. The Compensation Committee met one time in fiscal year 2021.

Governance and Nominating Committee. As of December 31, 2021, the Governance and Nominating Committee was comprised of Drs. Lockshin (Chair) and Freeman and Messr. Dorman. The Governance and Nominating Committee met one time in fiscal year 2021. Following the end of the year, Board determined that the Governance and Nominating Committee will be divided into two separate standing committees of the Board – the Governance Committee and the Nominating Committee, respectively. As of the Record Date, the Governance Committee is comprised of Drs. Lockshin (Chair) and Freeman and Messr. Ferrara, and the Nominating Committee is comprised of Ms. Bradford (Chair), Dr. Lockshin, and Messr. Bitterman. The Governance Committee, among other things, oversees the Company’s corporate governance principles and develops and implements policies and processes regarding corporate governance matters. The Nominating Committee reviews potential director nominees and recommends nominees to the Board. Drs. Lockshin and Freeman, Messrs. Bitterman and Ferrara and Ms. Bradford satisfy the current Nasdaq independence standards.

A copy of the Company’s Audit, Compensation, Governance, and Nominating Committee charters are available on the Company’s website at www.phiopharma.com.

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CERTAIN RELATIONSHIPS AND RELATED-PARTY TRANSACTIONS

Our Board has a policy to review and approve all transactions with directors, officers and holders of more than 5% of our voting securities and their affiliates. The policy provides that, prior to Board consideration of a transaction with such a related party, the material facts as to the related party’s relationship or interest in the transaction must be disclosed to the Board, and the transaction will not be considered approved by the Board unless a majority of the directors who are not interested in the transaction (if applicable) approve the transaction. Furthermore, when stockholders are entitled to vote on a transaction with a related party, the material facts of the related party’s relationship or interest in the transaction must be disclosed to the stockholders, who must approve the transaction in good faith.

In March 2019, the Company entered into a consulting agreement with Dr. Cauwenbergh, one of our directors, which was subsequently renewed for successive one-year terms. No consulting fees were paid to Dr. Cauwenbergh in 2021. Outside of the Company’s consulting agreement with Dr. Cauwenbergh, in the past two years, there has not been, nor is there currently proposed, any transaction or series of related transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 and in which the other parties included or will include any of our directors, executive officers, holders of 5% or more of our voting securities, or any member of the immediate family of any of the foregoing persons, other than compensation arrangements with directors and executive officers, which are described where required in “Executive Compensation” and “Director Compensation.”

Indemnification Agreements

We have entered into indemnification agreements with each of our executive officers and directors. These agreements provide that, subject to limited exceptions and among other things, we will indemnify each of our executive officers and directors to the fullest extent permitted by law and advance expenses to each indemnitee in connection with any proceeding in which a right to indemnification is available.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth certain information, as of December 31, 2021, about the securities authorized for issuance under our equity compensation plans, which consisted of our 2020 Long Term Incentive Plan (“2020 Plan”) and our 2013 Employee Stock Purchase Plan. Upon adoption of the 2020 Plan, shares that remained available for grant under our prior 2012 Long Term Incentive Plan (“2012 Plan”) and shares that were subject to outstanding awards under the 2012 Plan were included in the authorized shares available for grant under the 2020 Plan. Further, upon adoption of the 2020 Plan, the Company no longer grants new equity awards under the 2012 Plan.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in First Column)
Equity compensation plans approved by security holders(1)	369,600	$3,401.90	894,227
Equity compensation plans not approved by security holders	–	–	–
Total	369,600	$3,401.90	894,227

___________________

(1)	Includes options outstanding representing 2,499 shares of common stock under the 2020 Plan. Also includes 367,101 restricted stock units subject to the 2020 Plan.

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SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Based on information available to us and filings with the SEC, the following table sets forth certain information regarding the beneficial ownership (as defined by Rule 13d-3 under the Exchange Act) of our outstanding common stock for (i) each of our directors, (ii) each of our “named executive officers,” as defined in the Executive Officers section below, (iii) all of our directors and executive officers as a group and (iv) persons known to us to beneficially own more than 5% of our outstanding common stock. The following information is presented as of May 31, 2022 or such other date as may be reflected below.

Beneficial ownership and percentage ownership are determined in accordance with the rules of the SEC and include voting or investment power with respect to shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose. Under these rules, shares of common stock not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of May 31, 2022, or within 60 days of May 31, 2022, are deemed outstanding for the purpose of computing the percentage ownership of each person, but are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

Unless otherwise indicated and subject to applicable community property laws, to our knowledge, each stockholder named in the following table possesses sole voting and investment power over their shares of common stock, except for those jointly owned with that person’s spouse. Unless otherwise indicated below, the address of each person listed on the table is c/o Phio Pharmaceuticals Corp., 257 Simarano Drive, Suite 101, Marlborough, MA 01752.

	Shares Beneficially Owned
Name and Address of Beneficial Owner	Number (1)	Percent of Class(2)
Greater than 5% Holders
Intracoastal Capital LLC(3)	811,832	5.9%
Directors and Named Executive Officers:
Gerrit Dispersyn, Dr. Med. Sc. (4)	38,907	*
Robert J. Bitterman (5)	15,848	*
Patricia A. Bradford	0	*
Geert Cauwenbergh, Dr. Med. Sc.(6)	23,348	*
H. Paul Dorman(7)	10,389	*
Robert Ferrara	13,000	*
Jonathan E. Freeman, Ph.D. (8)	10,370	*
Curtis A. Lockshin, Ph.D. (9)	10,385	*
All current directors and executive officers as a group (seven persons)	83,340	*

*	Indicates less than 1%.
(1)	Represents shares of common stock held as of May 31, 2022 plus shares of common stock that may be acquired upon the exercise of options or warrants within 60 days of May 31, 2022.
(2)	Based on 13,658,722 shares of common stock that were issued and outstanding as of May 31, 2022. Shares not outstanding but deemed beneficially owned by virtue of the right of a person to acquire them as of May 31, 2022, or within 60 days of May 31, 2022, are treated as outstanding only when determining the ownership and voting power for each person (or all directors and executive officers as a group).

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(3)	Based solely on information set forth in a Schedule 13G/A filed with the SEC on February 11, 2022 by Intracoastal Capital LLC (“Intracoastal”), Mitchell P. Kopin (“Mr. Kopin”) and Daniel B. Asher (“Mr. Asher”). Each of Intracoastal, Mr. Kopin and Mr. Asher may be deemed to have beneficial ownership of 811,832 shares of Common Stock consisting of (i) 214,133 shares of Common Stock issuable upon exercise of a warrant held by Intracoastal, (ii) 231,250 shares of Common Stock issuable upon exercise of a second warrant held by Intracoastal and (iii) 366,449 shares of Common Stock issuable upon exercise of a third warrant held by Intracoastal. The foregoing excludes (i) 55,492 shares of Common Stock issuable upon exercise of a fourth warrant held by Intracoastal and (ii) 4,099 shares of Common Stock issuable upon exercise of a fifth warrant held by Intracoastal because such warrants contain a blocker provision under which the holder thereof does not have the right to exercise such warrant to the extent that such exercise would result in beneficial ownership by the holder thereof, together with the holder’s affiliates, and any other persons acting as a group together with the holder or any of the holder’s affiliates, of more than 4.99% of the Common Stock. The principal business office of Mr. Kopin and Intracoastal is 245 Palm Trail, Delray Beach, Florida 33483. The principal business office of Mr. Asher is 111 W. Jackson Boulevard, Suite 2000, Chicago, Illinois 60604.
(4)	Includes 391 stock options exercisable within 60 days of May 31, 2022.
(5)	Includes 22 stock options exercisable within 60 days of May 31, 2022.
(6)	Includes 613 stock options exercisable within 60 days of May 31, 2022.
(7)	Includes 19 stock options exercisable within 60 days of May 31, 2022.
(8)	Includes 6 stock options exercisable within 60 days of May 31, 2022.
(9)	Includes 19 stock options exercisable within 60 days of May 31, 2022.

EXECUTIVE OFFICERS

For the fiscal year ended December 31, 2021, we had only one executive officer, Gerrit Dispersyn, who served as our President and Chief Executive Officer. Certain biographical information regarding Dr. Dispersyn is set forth below.

Name	Age	Position
Gerrit Dispersyn, Dr. Med. Sc.	48	Former President and Chief Executive Officer, Director

Gerrit Dispersyn, Dr. Med. Sc. joined the Company in April 2017 as our Chief Development Officer and became our President and Chief Executive Officer, a position he held from March 2019 to May 2022. From 2014 to April 2017, Dr. Dispersyn was the Vice President, Global Head of Clinical Affairs at Integra LifeSciences Corporation, a world leader in medical technology. Prior to assuming this role, Dr. Dispersyn held the position of Vice President, Program Management & Clinical Affairs from 2008 to 2014. In these positions, Dr. Dispersyn was responsible for the global strategy and execution of clinical and product development, clinical operations and medical affairs projects. Dr. Dispersyn has also served as a member of our Board since October 2020. He received his Doctorate in Medical Sciences from Maastricht University, Faculty of Medicine (Netherlands), a post-graduate degree in Biomedical Imaging and a Master of Science degree in Biochemistry, both from the University of Antwerp, Belgium.

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EXECUTIVE COMPENSATION

The following describes the compensation earned by each of the executive officers identified below in the Summary Compensation Table, who are referred to collectively as our “named executive officers.” Our named executive officer with respect to the fiscal year that ended on December 31, 2021 is Gerrit Dispersyn, Dr. Med. Sc.

Name and principal position	Year	Salary ($)	Option awards ($)(1)	Stock awards ($)(1)	Non-equity incentive plan compensation ($)(2)	All other compensation ($)(3)	Total ($)
Gerrit Dispersyn, Dr. Med. Sc.	2021	403,390	–	210,826	136,688	575	751,479
Former President and Chief Executive Officer, Director	2020	386,614	–	–	196,000	528	583,142

(1)	The amounts shown reflect the grant date fair value of stock options and restricted stock units computed in accordance with ASC 718 for the indicated year.
(2)	The amounts shown reflect the annual cash bonus earned for performance for each respective year under the Company’s Incentive Bonus Program. The annual cash bonus for fiscal years 2021 and 2020 was paid in March of the subsequent year, respectively.
(3)	Represents amounts for the dollar value of life insurance premiums paid.

Outstanding Equity Awards at Fiscal Year-End

The following table shows information regarding outstanding equity awards as of December 31, 2021 for our named executive officers:

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares or Units of Stock That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Shares or Units of Stock That Have Not Vested ($)(1)
Gerrit Dispersyn,	4/24/2017	173	–	357.50	4/24/2027	–	–	–	–
Dr. Med. Sc.(2)	8/1/2018	218	73	98.45	8/1/2028	–	–	–	–
	8/1/2018	–	–	–	–	–	–	73	73
	2/13/2019	–	–	–	–	–	–	500	500
	10/24/2019	–	–	–	–	–	–	3,706	3,706
	3/1/2021	–	–	–	–	–	–	68,450	68,450

(1)	Value is based on the closing price of $1.00 of the Company’s common stock on December 31, 2021.
(2)	The equity award granted to Dr. Dispersyn in 2017 vested in equal monthly installments over four years. The equity awards granted to Dr. Dispersyn from 2017 to 2020 vest in equal annual installments over four years and the equity awards granted to Dr. Dispersyn subsequent to 2020 vest in equal annual installments over three years.

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Nonqualified Deferred Compensation Earnings

We do not have any nonqualified deferred compensation plans.

Base Salary

Effective February 25, 2021, the Compensation Committee approved an increase in Dr. Dispersyn’s base salary from $392,000 to $405,000. When reviewing and approving our executive compensation arrangements, the Compensation Committee considers a number of factors, not limited to: the performance of the executive officer in relation to the Company’s overall performance, the performance of the executive officer against the Company’s corporate objectives, the executive officer’s skills, experience and qualifications in their role, and review of compensation surveys and market compensation data. These factors provide the framework for decisions regarding the compensation for each executive officer. No single factor is determinative in setting pay levels, nor was the impact of any factor on the determination of pay levels quantifiable.

Incentive Compensation

Annual Incentive

During 2021, Dr. Dispersyn was eligible to receive an annual incentive bonus of up to 50% of base salary based upon the achievement of pre-established corporate performance goals. Annual bonuses are based on the achievement of corporate goals typically comprised of a mix of product development, financial, business development, investor relations and intellectual property related performance objectives. The corporate goals are approved by the Board of Directors on an annual basis at the start of each year. Dr. Dispersyn’s bonus was solely based on the level of achievement of the corporate goals. The Compensation Committee reviewed our achievements against these corporate goals and their assessment of the goals and recommended funding was recommended to our full Board for approval. After analyzing the Company’s performance and achievement of corporate goals, the Board of Directors approved an annual incentive bonus of $136,688 for Dr. Dispersyn.

Equity Incentive

We maintain our 2020 Plan pursuant to which we currently grant restricted stock unit awards to eligible participants. Dr. Dispersyn received a grant of restricted stock units under this plan in 2021 as disclosed in the Summary Compensation Table and Outstanding Equity Awards at Fiscal Year-End table above.

Employment and Change of Control Agreements

The following provides descriptions of the employment agreements that were in effect for our named executive officers:

Gerrit Dispersyn, Dr. Med. Sc.

We entered into an employment agreement with Dr. Dispersyn effective April 24, 2017 as our Chief Development Officer. As Chief Development Officer, Dr. Dispersyn was entitled to receive an initial base salary of $285,000 per annum, as well as a performance bonus of up to 30% of his base salary, subject to the achievement of performance goals to be established annually. In connection with Dr. Dispersyn’s appointment to Chief Development Officer, he received a stock option entitling him to purchase 173 shares of the Company’s Common Stock, which is subject to vesting in equal monthly installments over four years following the date of grant.

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Dr. Dispersyn served as the Company’s President and Chief Executive Officer from March 2019 to May 2022. As President and Chief Executive Officer, Dr. Dispersyn was entitled to an initial base salary of $380,000 per annum, as well as a performance bonus of up to 50% of his base salary, subject to the achievement of performance goals to be established annually. As a one-time award in connection with his appointment on March 1, 2019, Dr. Dispersyn received a restricted stock unit award giving him the conditional right to receive 7,413 shares of Company common stock, which is subject to vesting in equal annual installments over four years. The award was subject to the Company’s stockholders’ approving an increase in the number of shares available for issuance under the Company’s 2012 Incentive Plan, which occurred on October 24, 2019.

Dr. Dispersyn’s employment agreement provided that, upon termination of Dr. Dispersyn’s employment without “cause” (as defined therein) by us, he would be entitled to payment of: (1) any accrued but unpaid salary and unused vacation as of the date of his termination; (2) six months of salary from the date of termination; and (3) continued participation, at our expense, during the applicable six-month severance period in our sponsored group medical and dental plans. Effective May 5, 2022, Dr. Dispersyn’s employment with the Company ended, which was treated as a termination without “cause,” and Dr. Dispersyn became entitled to receive severance benefits totaling $202,500 consistent with the above and subject to the conditions set forth in the separation agreement between Dr. Dispersyn and the Company.

DIRECTOR COMPENSATION

We compensate our non-employee directors for their service as a member of our Board. In 2021, each non-employee director was entitled to receive an annual cash retainer of $27,500. The chairs of our Board and Audit Committee were entitled to receive an additional annual cash retainer of $15,000, the chair of the Compensation Committee was entitled to receive an additional cash retainer of $5,000, and the chair of the Governance and Nominating Committee was entitled to receive an additional annual cash retainer of $7,500.

In 2021, the Compensation Committee and the Board determined to award 10,000 restricted stock units to each non-employee director as an annual grant, which vests in full on the one-year anniversary of the respective date of grant.

The Compensation Committee and the Board reassess the appropriate levels of cash and equity compensation for non-employee directors on an annual basis. The Board determined to increase, effective July 1, 2022, the annual cash retainer for non-employee directors to $35,000 and the annual restricted stock unit grant for non-employee directors to 20,000 shares. With the formation of the Governance Committee in 2022, the Board determined that the chair of the Governance Committee is entitled to receive an additional annual cash retainer of $7,500.

Non-employee directors are also reimbursed for their travel and reasonable out-of-pocket expenses incurred in connection with attending Board and committee meetings and in attending continuing education seminars, to the extent that attendance is required by the Board or the committee(s) on which that director serves.

The following table shows the compensation to the Company’s non-employee directors in fiscal year 2021. We compensate our non-employee directors for their service as a member of our Board. As our only director who was also an employee, Dr. Dispersyn received no separate compensation for Board service. Dr. Dispersyn’s compensation is set forth in the discussion of Executive Compensation and in the Summary Compensation Table.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Total ($)
Robert J. Bitterman	47,500	30,800	78,300
Geert Cauwenbergh, Dr. Med. Sc.(3)	27,500	30,800	58,300
H. Paul Dorman	27,500	30,800	58,300
Robert L. Ferrara	42,500	30,800	73,300
Jonathan E. Freeman, Ph.D.	27,500	30,800	58,300
Curtis A. Lockshin, Ph.D.	35,000	30,800	65,800

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(1)	This column represents the total grant date fair value, computed in accordance with ASC 718, of restricted stock units granted during fiscal year 2021 for each director.

(2)	The restricted stock units granted to non-employee directors vest one year from the date of grant.

(3)	In May 2022, Dr. Cauwenbergh began serving as the Interim Principal Executive and Financial Officer of the Company. Dr. Cauwenbergh receives a monthly cash payment of $7,500 for his services as an employee of the Company.

As of December 31, 2021, the aggregate number of shares underlying stock options and restricted stock units by our non-employee directors is as follows: Robert J. Bitterman — 22 option awards and 10,000 restricted stock units, Geert Cauwenbergh, Dr. Med. Sc.— 709 option awards and 10,096 restricted stock units, H. Paul Dorman — 19 option awards and 10,000 restricted stock units, Robert L. Ferrara — 10,000 restricted stock units, Jonathan E. Freeman, Ph.D. — 6 option awards and 10,000 restricted stock units, and Curtis A. Lockshin, Ph.D. — 19 option awards and 10,000 restricted stock units.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee evaluates auditor performance, manages relations with the Company’s independent registered public accounting firm, and evaluates policies and procedures relating to internal control systems. The Audit Committee operates under a written Audit Committee Charter that has been adopted by the Board, a copy of which is available on the Company’s website at www.phiopharma.com. All members of the Audit Committee currently meet the independence and qualification standards for Audit Committee membership set forth in the listing standards provided by Nasdaq and the SEC.

Other than Mr. Ferrara, the Audit Committee members are not professional accountants or auditors. The members’ functions are not intended to duplicate or to certify the activities of management and the independent registered public accounting firm. The Audit Committee serves a Board-level oversight role in which it provides advice, counsel and direction to management and the auditors on the basis of the information it receives, discussions with management and the auditors, and the experience of the Audit Committee’s members in business, financial and accounting matters.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the financial statements and reporting process, including the Company’s system of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed with management the audited financial statements included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2021. This review included a discussion of the quality and the acceptability of the Company’s financial reporting, including the nature and extent of disclosures in the financial statements and the accompanying notes. The Audit Committee also reviewed the progress and results of the testing of the design and effectiveness of its internal controls over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act of 2002.

The Audit Committee also reviewed with the Company’s independent registered public accounting firm, which is responsible for expressing an opinion on the conformity of the audited financial statements with accounting principles generally accepted in the United States of America, their judgments as to the quality and the acceptability of the Company’s financial reporting and such other matters as are required to be discussed with the Committee under applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence. The Audit Committee discussed with the independent registered public accounting firm their independence from management and the Company, including the matters required by the applicable rules of the Public Company Accounting Oversight Board.

In addition to the matters specified above, the Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope, plans and estimated costs of their audit. The Committee met with the independent registered public accounting firm periodically, with and without management present, to discuss the results of the independent registered public accounting firm’s examinations, the overall quality of the Company’s financial reporting and the independent registered public accounting firm’s reviews of the quarterly financial statements, and drafts of the quarterly and annual reports.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board that the Company’s audited financial statements should be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

Robert L. Ferrara

H. Paul Dorman

Jonathan E. Freeman, Ph.D.

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OTHER BUSINESS

We know of no other matters to be submitted to a vote of stockholders at the Annual Meeting. If any other matter is properly brought before the Annual Meeting or any adjournment thereof, it is the intention of the persons named in the enclosed proxy to vote the shares they represent in accordance with their judgment. In order for any stockholder to nominate a candidate or to submit a proposal for other business to be acted upon at a given annual meeting, he or she must provide timely written notice to our corporate Secretary in the form prescribed by our Bylaws, as described below.

STOCKHOLDER PROPOSALS

Stockholder proposals intended to be included in the 2023 annual meeting proxy materials must be received by the Secretary of the Company no later than March 2, 2023, or otherwise as permitted by applicable law (the “Proxy Deadline”). The form and substance of these proposals must satisfy the requirements established by the Company’s Bylaws and the SEC, and the timing for the submission of any such proposals may be subject to change as a result of changes in SEC rules and regulations.

Additionally, stockholders who intend to present a stockholder proposal or nominate a director at the 2023 annual meeting must provide the Secretary of the Company with written notice of the proposal not fewer than 90 nor more than 120 days prior to the anniversary date of the Annual Meeting, provided, however, that if the 2023 annual meeting date is more than 30 days before or after the anniversary date of the Annual Meeting, then stockholders must provide notice on or before 10 days after the day on which the date of the 2023 annual meeting is first disclosed in a public announcement. Notice must be tendered in the proper form prescribed by our Bylaws. Proposals not meeting the requirements set forth in our Bylaws will not be entertained at the meeting. If a stockholder fails to meet these deadlines and fails to satisfy the requirements of Rule 14a-4 of the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote on any such proposal as we determine appropriate. In addition to satisfying the deadlines in the advance notice provisions of our bylaws, a stockholder who intends to solicit proxies in support of nominees submitted under these advance notice provisions for the 2023 annual meeting must provide the notice required under Rule 14a-19 of the Exchange Act to our Secretary in writing not later than June 10, 2023.

Additionally, any stockholder seeking to recommend a director candidate or any director candidate who wishes to be considered by the Governance and Nominating Committee, the committee that recommends a slate of nominees to the Board for election at each annual meeting, must provide the Secretary of the Company with a completed and signed biographical questionnaire on or before the Proxy Deadline. Stockholders can obtain a copy of this questionnaire from the Secretary of the Company upon written request. The Governance and Nominating Committee is not required to consider director candidates received after this date or without the required questionnaire. The Governance and Nominating Committee will consider all director candidates who comply with these requirements and will evaluate these candidates using the criteria described above under the caption, “Nomination of Directors.” Director candidates who are then approved by the Board will be included in the Company’s proxy statement for that annual meeting.

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DELIVERY OF PROXY MATERIALS

Our Annual Report to stockholders for the fiscal year ended December 31, 2021, including audited financial statements and the notes thereto, accompanies this Proxy Statement. Copies of our Annual Report on Form 10-K for fiscal 2021 and the exhibits thereto are available from the Company without charge upon written request of a stockholder. Copies of these materials are also available online through the SEC at www.sec.gov. The Company may satisfy SEC rules regarding delivery of proxy materials, including the Proxy Statement, Annual Report and Notice, by delivering a single Notice and, if applicable, a single set of proxy materials to an address shared by two or more Company stockholders. This delivery method can result in meaningful cost savings for the Company. In order to take advantage of this opportunity, the Company may deliver only one Notice and, if applicable, a single set of proxy materials to multiple stockholders who share an address, unless contrary instructions are received prior to the mailing date. Similarly, if you share an address with another stockholder and have received multiple copies of our Notice and/or other proxy materials, you may write or call us at the address and phone number below to request delivery of a single copy of the Notice and, if applicable, other proxy materials in the future. We undertake to deliver promptly upon written or oral request a separate copy of the Notice and, if applicable, other proxy materials, as requested, to a stockholder at a shared address to which a single copy of the Notice and/or other proxy materials was delivered. If you hold stock as a record stockholder and prefer to receive separate copies of a Notice and, if applicable, other proxy materials either now or in the future, please contact the Company at 257 Simarano Drive, Suite 101, Marlborough, MA 01752 or by telephone at (508) 767-3861. If your stock is held through a brokerage firm or bank and you prefer to receive separate copies of a Notice and, if applicable, other proxy materials either now or in the future, please contact your brokerage firm or bank.

EACH STOCKHOLDER IS URGED TO COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY.

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Phio PHARMACEUTICALS

VOTE

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Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.envisionreports.com/PHIO** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.envisionreports.com/PHIO

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

Annual Meeting Proxy Card

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▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

	For	Withhold		For	Withhold		For	Withhold
01 - Robert J. Bitterman	☐	☐	02 - Patricia A. Bradford	☐	☐	03 - Geert Cauwenbergh, Dr. Med. Sc.	☐	☐
04 - Robert L. Ferrara	☐	☐	05 - Jonathan E. Freeman, Ph.D.	☐	☐	06 - Curtis A. Lockshin, Ph.D.	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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The 2022 Annual Meeting of Stockholders of Phio Pharmaceuticals Corp. will be held on August 9, 2022 at 2:00 p.m. Eastern Time, virtually via the internet at meetnow.global/MGJ79QN.

To access the virtual meeting, you must have the 15-digit code that is printed in the shaded bar located on the reverse side of this form.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/PHIO

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy / Voting Instruction Card

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Phio Pharmaceuticals Corp.
Annual Meeting of Stockholders
August 9, 2022
2:00 p.m. Eastern Time

This proxy is solicited by the Board of Directors

The undersigned hereby constitutes and appoints Geert Cauwenbergh, Dr. Med. Sc. and Caitlin Kontulis as proxies, with the full power of substitution in each of them. Each of them is hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the virtual Annual Meeting of Stockholders of Phio Pharmaceuticals Corp. to be held on August 9, 2022, or at any postponement or adjournment thereof, on all matters set forth on the reverse side and in the discretion of the proxies upon such other matters as may properly come before the meeting.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 and 3.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address – Please print new address below.

Comments – Please print your comments below.

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